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                                                                EXHIBIT 23.2


                       [KPMG PEAT MARWICK LLP LETTERHEAD]


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
CKE Restaurants, Inc.:


We consent to the use of our report relating to CKE Restaurants, Inc. dated March 19, 1996, on Form S-8 of CKE Restaurants, Inc. incorporated herein by reference.


                                          KPMG PEAT MARWICK LLP


Orange County, California
September 20, 1996